UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2008 athenahealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33689	04-3387530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
311 Arsenal Street, Watertown, MA	02472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-402-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On August 4, 2008 the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01.     Regulation FD Disclosure.

On August 4, 2008, the Company issued a press release announcing the signing of a definitive agreement to purchase substantially all of the assets of Crest Line Technologies, LLC (d.b.a. MedicalMessaging.net). A copy of the press release is attached hereto as Exhibit 99.2 and incorporated by reference in this Item 7.01.

The information in this report, including Exhibit 99.2 attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.     Other Events.

On August 1, 2008, the Company signed a definitive agreement to purchase substantially all of the assets of Crest Line Technologies, LLC (d.b.a. MedicalMessaging.net) for $7.7 million. A portion of the purchase price is subject to an earn out provision.  Crest Line Technologies, LLC (d.b.a. MedicalMessaging.net), is a privately held company that provides patient messaging services to medical groups.  The asset purchase is expected to close in the third quarter of 2008 subject to the completion of customary closing conditions.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release issued by athenahealth, Inc. on August 4, 2008 announcing financial results for the quarter ended June 30, 2008 furnished herewith.
99.2	Press release issued by athenahealth, Inc. on August 4, 2008 announcing the signing of a definitive agreement to purchase substantially all of the assets of Crest Line Technologies, LLC (d.b.a. MedicalMessaging.net)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

athenahealth, Inc.
(Registrant)

August 4, 2008	/s/ CARL B. BYERS
(Date)	Carl B. Byers
CFO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by athenahealth, Inc. on August 4, 2008 announcing financial results for the quarter ended June 30, 2008 furnished herewith.
99.2

Press release issued by athenahealth, Inc. on August 4, 2008 announcing the signing of a definitive agreement to purchase substantially all of the assets of Crest Line Technologies, LLC (d.b.a. MedicalMessaging.net)